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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          June 9, 1999


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                            CNA FINANCIAL CORPORATION





            (Exact Name of Registrant as Specified in Charter)

          Delaware                  1-5823                36-6169860
(State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)          File Number)        Identification No.)

 CNA Plaza, Chicago, Illinois                               60685
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code       (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

Exhibit No.       Description
-----------       ------------
99.01             On June 9, 1999, CNA Financial Corporation issued a press
                  release announcing that it is selling its personal lines
                  business to Allstate.  A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by
                  reference.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CNA FINANCIAL CORPORATION


Date:   June 10, 1999                      By:  S/W. JAMES MACGINNITIE
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                                                W. James MacGinnitie
                                                Senior Vice President and
                                                Chief Financial Officer